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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPEDENT PETROLEUM ENGINEER



    As independent petroleum engineers, we hereby consent to the use of our name in this Amendment No. 2 to Form S-3 by McMoRan Oil & Gas Co.
We further consent to the incorporation by reference of our estimates of reserves and present value of future net reserves as of May 31, 1997 in the Form S-3.


                                       RYDER SCOTT COMPANY
                                       PETROLEUM ENGINEERS



Houston, Texas
September 2, 1997